POWER OF ATTORNEY


NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES, a Delaware business trust (the "Trust"), and each of its undersigned officers and trustees hereby nominates, constitutes and appoints Peter E. Sundman, Richard M. Phillips, Arthur C. Delibert and Lori L. Schneider (with full power to each of them to act alone) its/his/her true and lawful attorney-in-fact and agent, for it/him/her and on its/his/her behalf and in its/his/her name, place and stead in any and all capacities, to make, execute and sign the Trust's Registration Statement on Form N-1A under the Investment Company Act of 1940 and any and all amendments to such Registration Statement and to file with the Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the Beneficial Interest of the Trust, any such Registration Statement or amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned officers and trustees itself/themselves might or could do.

IN WITNESS WHEREOF, NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY SERIES has caused this power of attorney to be executed in its name by its President, and attested by its Secretary, and the undersigned officers and trustees have hereunto set their hands and seals at New York, New York this 1st day of October, 2004.


                                    NEUBERGER BERMAN INSTITUTIONAL LIQUIDITY
                                    SERIES


                                    By:  /s/ Jack L. Rivkin
                                         ---------------------------------------
                                         Name:  Jack L. Rivkin
                                         Title: President and Trustee

[SEAL]

ATTEST:


/s/ Claudia A. Brandon
-------------------------------
Name:  Claudia A. Brandon
Title: Secretary



[Signatures Continued on Next Page]

          Signature                          Title
          ---------                          -----


/s/ John Cannon                             Trustee
------------------------------------
John Cannon


/s/ Faith Colish                            Trustee
------------------------------------
Faith Colish


/s/ Walter G. Ehlers                        Trustee
------------------------------------
Walter G. Ehlers


/s/ C. Anne Harvey                          Trustee
------------------------------------
C. Anne Harvey


/s/ Barry Hirsch                            Trustee
------------------------------------
Barry Hirsch


/s/ Robert A. Kavesh                        Trustee
------------------------------------
Robert A. Kavesh


/s/ Howard A. Mileaf                        Trustee
------------------------------------
Howard A. Mileaf


/s/ Edward I. O'Brien                       Trustee
------------------------------------
Edward I. O'Brien


/s/ Jack L. Rivkin                          President and Trustee
------------------------------------
Jack L. Rivkin


/s/ William E. Rulon                        Trustee
------------------------------------
William E. Rulon


/s/ Cornelius T. Ryan                       Trustee
------------------------------------
Cornelius T. Ryan

          Signature                          Title
          ---------                          -----


/s/ Tom Decker Seip                         Trustee
------------------------------------
Tom Decker Seip


/s/ Candace L. Straight                     Trustee
------------------------------------
Candace L. Straight


/s/ Peter E. Sundman                        Chairman of the Board, Chief
------------------------------------        Executive Officer and Trustee
Peter E. Sundman


/s/ Peter P. Trapp                          Trustee
------------------------------------
Peter P. Trapp

                                       3